                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                                            March 27, 2003
                                                   (Date of earliest event reported)

                                                     Commission file number 1-7349

                                                           BALL CORPORATION
                                        (Exact name of Registrant as specified in its charter)

                                       Indiana                  1-7349               35-0160610
                                      (State of               Commission            IRS Employer
                                    Incorporation)             File No.)          Identification No.)

                                     10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                                     (Address of principal executive offices, including zip code)

                                                            (303) 469-3131
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                         Dated March 27, 2003

Item 9.  Regulation FD Disclosure

The Company has furnished as correspondence the certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, by R. David Hoover, Chairman of the Board, President and Chief Executive Officer
of Ball Corporation and by Raymond J. Seabrook, Senior Vice President and Chief Financial Officer of Ball Corporation.

These certifications are not deemed to be filed with the Securities and Exchange Commission but the copies of the Certificates of
Messrs. Hoover and Seabrook are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:   /s/ Raymond J. Seabrook
                                                           Name:  Raymond J. Seabrook
                                                           Title:  Senior Vice President and Chief Financial Officer

Date:    March 27, 2003

                                                   Ball Corporation and Subsidiaries
                                                                Form 8-K
                                                             March 27, 2003

                                EXHIBIT INDEX
                                 Description                                                        Exhibit

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to                              99.1
Section 906 of the Sarbanes-Oxley Act of 2002, by R. David Hoover, Chairman
of the Board, President and Chief Executive Officer.

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to                              99.2
Section 906 of the Sarbanes-Oxley Act of 2002, by Raymond J. Seabrook,
Senior Vice President and Chief Financial Officer.